Exhibit 99.1

ENSTAR INCOME/GROWTH PROGRAM FIVE-B, L.P.

12405 Powerscourt Drive

St. Louis, MO 63131

CERTIFICATION OF EXECUTIVE VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER, AND SOLE DIRECTOR OF THE CORPORATE GENERAL PARTNER REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, Steve A. Schumm, the Executive Vice President, Chief Adminstrative Officer, and Sole Director of the Corporate General Partner in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") filed with the Securities and Exchange Commission:

    fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and
    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steve A. Schumm

Steve A. Schumm

Executive Vice President, Chief

Adminstrative Officer, and Sole Director

of the Corporate General Partner

August 14, 2002